                                                                   Exhibit 1.1

[LOGO]   Industry Canada           Industrie Canada


Certificate                            Certificat
of Amalgamation                        de fusion

Canada Business                        Loi canadienne sur
Corporations Act                       les societes par actions



   DRAXIS HEALTH INC./                       357288-9
   SANTE DRAXIS INC.


--------------------------------       ---------------------------------------
Name of corporation-Denomination       Corporation number-Numero de la societe
de la societe


I hereby certify that the above-named  Je certifie que la societe susmentionnee
corporation resulted from an           est issue d'une fusion, en vertu de
amalgamation, under section 185 of     l'article 185 de la LOI CANADIENNE SUR
the CANADA BUSINESS CORPORATIONS ACT,  LES SOCIETES PAR ACTIONS, des societes
of the corporations set out in         dont les denominations apparaissent dans
the attached articles of               les statuts de fusion ci-joints.
amalgamation.


/s/ [ILLEGIBLE]                        JANUARY 1, 1999/LE 1 JANVIER 1999

Director - Directeur                   Date of Amalgamation - Date de fusion


[LOGO]


[LOGO]    Industry Canada       Industrie Canada               FORM 9                       FORMULE 9
                                                      ARTICLES OF AMALGAMATION          STATUTS DE FUSION
           Canada        Loi canadienne sur les            (SECTION 185)                   (ARTICLE 185)
          Business       societespar actions


-------------------------------------------------------------------------------------------------------------
1 - Name of amalgamated corporation                   Denomination de la societe issue de la

DRAXIS HEALTH INC./SANTE DRAXIS INC.

-------------------------------------------------------------------------------------------------------------
2 - The place in Canada where the registered office   Lieu au Canada ou doit etre situe le siege social
    is to be situated

In the Regional Municipality of Peel, in the Province of Ontario.

-------------------------------------------------------------------------------------------------------------
3 - The classes and any maximum number of shares      Categories et tout nombre maximal d'actions que la
    that the corporation is authorized to issue       societe est autorisee a emettre

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of
Preferred Shares and an unlimited number of Employee Participation Shares, the rights, privileges, restrictions and conditions of which are set out in the annexed Schedule 1 which is incorporated in this form.

-------------------------------------------------------------------------------------------------------------
4 - Restrictions, if any, on share transfers          Restrictions sur le transfert des actions, s'il y a lieu

There are no restrictions.

-------------------------------------------------------------------------------------------------------------
5 - Number (or minimum and maximum number) of         Nombre (ou nombre minimal et maximal) d'administrateurs
    directors

Minimum of 1 and a maximum of 12.

--------------------------------------------------------------------------------------------------------------
6 - Restrictions, if any, on business the             Limites imposees a l'activite commerciale de la societe,
    corporation may carry on                          s'il y a lieu

There are no restrictions.

--------------------------------------------------------------------------------------------------------------
7 - Other provisions, if any                          Autres dispositions, s'il y a lieu

The annexed Schedule 2 is incorporated in this form.

--------------------------------------------------------------------------------------------------------------
8 - The amalgamation has been approved pursuant to    La fusion a ete approuvee en accord
    that section or subsection of the Act which       avec l'article ou le paragraphe de la
    is indicated as follows:                          Loi indique ci-apres

                                                      / / 183
                                                      /X/ 184(1)
                                                      / / 184(2)

--------------------------------------------------------------------------------------------------------------
9 - Name of the amalgamating corporations       Corporation No.                                     Title
    Denomination des societes fusionnantes      No de la societe    Signature             Date      Titre
--------------------------------------------------------------------------------------------------------------
Draxis Health Inc./Sante Draxis Inc.                                                     Dec. 23
                                                   341745-0         /s/ Martin Barkin    1998       Director
--------------------------------------------------------------------------------------------------------------
DAHI Animal Health Inc./Sante Animale DAHI Inc.                                          Dec. 23
                                                   321703-5         /s/ Martin Barkin    1998       Director
--------------------------------------------------------------------------------------------------------------
DAHI Animal Health (Ontario) Inc./Sante Animale                                          Dec. 23
DAHI (Ontario) Inc.                                321704-3         /s/ Martin Barkin    1998       Director
--------------------------------------------------------------------------------------------------------------
Draxis Animal Health (Canada) Inc.                                                       Dec. 23
                                                   238120-6         /s/ Martin Barkin    1998       Director
--------------------------------------------------------------------------------------------------------------
Viapharm Inc.                                                                            Dec. 23
                                                   356820-2         /s/ Martin Barkin    1998       Director
--------------------------------------------------------------------------------------------------------------
Draxis Orthopaedics Inc.                                                                 Dec. 23
                                                   356821-1         /s/ Martin Barkin    1998       Director
--------------------------------------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT                Filed - Deposee
Corporation No. - No de la societe

                                357288-9                                    Dec. 30/1998

                                   SCHEDULE 1

                            ARTICLES OF AMALGAMATION

1. RIGHTS AND PRIVILEGES: The rights, privileges, restrictions and conditions attaching to the Common Shares are as follows:

     (a) PAYMENT OF DIVIDENDS: The holders of the Common Shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or ratably with the holders of the Common Shares, the board of directors may in their sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

     (b) PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING-UP: In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Common Shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive the assets of the Corporation upon such distribution in priority to or rateably with the holders of the Common Shares, be entitled to participate rateably in any distribution of the assets of the Corporation.

     (c) VOTING RIGHTS: The holders of the Common Shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to 1 vote in respect of each Common Share held at all such meetings.

2. RIGHTS AND PRIVILEGES: The rights, privileges, restrictions and conditions attaching to the Preferred Shares are as follows:

     (a) SERIES: The Preferred Shares may at any time or from time to time be issued in one or more series. Subject to the following provisions the board of directors of the Corporation (the "Board') may by resolution fix from time to time, before the issue thereof, the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of Preferred Shares including, without limiting the generality of the foregoing, any preferential dividends and the dates and places of payment thereof, any redemption and/or purchase prices and the terms and conditions of any redemption and/or purchase, any conversion rights, any purchase fund, any right to receive notice of, attend and vote at meetings or shareholders or other provisions.

     (b) PREFERENCE: The Preferred Shares shall be entitled to a preference over the Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares in the distribution of assets in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

     (c) NO PRIORITY: The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to priority in the payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

     (d) REDEMPTION: Subject to the provisions relating to any particular series, the Corporation may redeem the whole or any part of the Preferred Shares of any one or more series outstanding from time to time at such price or prices as may be applicable to such series by giving at least thirty (30) days prior notice in writing to each person who at the date of giving such notice is the registered holder of Preferred Shares to be redeemed, of the intention of the Corporation to redeem such shares. Such notice shall be given by posting the same in a postage paid letter addressed to each such holder of Preferred Shares to be redeemed at the last address of such holder as it appears on the books of the Corporation or, in the event of the address of any holder not so appearing, then to the address of such holder last known to the Corporation; provided that the accidental failure or omission to give any such notice as aforesaid to one or more of such holders shall not affect the validity of the redemption of the Preferred Shares to be redeemed. Such notice shall set out the redemption price and the date on which the redemption is to take place and, unless all the Preferred Shares held by the holder to whom it is addressed are to be redeemed, shall also set out the number of shares to be redeemed. On and after the date specified for redemption the Corporation shall pay or cause to be paid to the holders of Preferred Shares to be redeemed the redemption price on presentation and surrender at the registered office of the Corporation, or at any other place or places within Canada or the United States designated by such notice, of the certificate or certificates for Preferred Shares called for redemption. Such payment shall be made by cheque payable at par at any branch in Canada or the United States of the Corporation's bankers and any such other places as may be designated by the Corporation. Preferred Shares in respect of which the redemption price has been paid as aforesaid shall thereupon be redeemed. In case a part only of the Preferred Shares of any particular series is at any time to be redeemed, the shares to be redeemed shall be selected by lot in such manner as the board shall determine. If a part only of such Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the date specified for redemption in any such notice, the Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of shareholders in respect thereof except to receive the redemption price therefor, unless payment of the redemption price shall not be duly made by the Corporation upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of such holders shall remain unaffected. At any time after notice or redemption is given as aforesaid, the Corporation shall have the right to deposit the redemption price of any or all Preferred Shares called for redemption with any chartered bank or banks or with any trust company or trust companies in Canada or the United States named for such purpose in the notice of redemption to the credit of a special account or accounts in trust for the respective holders of such shares, to be paid to them respectively without interest upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred Shares in respect whereof such deposit shall have been made shall be and be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Corporation.

     (e) PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING-UP: In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Preferred Shares shall be entitled to payment of an amount equal to the amount paid up on such shares, in the case of any liquidation, dissolution, winding-up or other distribution which is involuntary, and to payment of an amount equal to the amount paid up thereon plus the premium on redemption applicable at the date thereof, if any, if the same is voluntary, together, in all cases, with all unpaid dividends accrued thereon (which shall for such purpose be treated as accruing up to the date of distribution), the whole before any amount shall be paid or any assets of the Corporation distributed to the holders of any Common Shares or shares of any other class ranking junior to the Preferred Shares. Upon payment to the holders of the Preferred Shares of the amount payable to them, they shall not be entitled to share in any further distribution of assets of the Corporation.

3. RIGHTS AND PRIVILEGES: The rights, privileges, restrictions and conditions attaching to the Employee Participation Shares ("EP Shares") are as follows:

     (a) SERIES: The EP Shares may at any time or from time to time be issued in one or more series. Subject to the following provisions, the board of directors of the Corporation (the "Board") may by resolution fix from time to time, before the issue thereof, the number of shares in, and determine the designation, rights, privileges, restrictions and conditions attaching to the shares of, each series of EP Shares. There shall be only one issuance of each series of EP Shares.

     (b) DIVIDENDS: Each EP Share entitles the holder to receive cash dividends, if any, as may from time to time be declared payable thereon, at the same time as dividends, if any, are paid on Common Shares of the Corporation, in an amount for each EP Share of a particular series which is equal to the proportion of the amount of the dividend declared on each Common Share that the subscription price of such EP Share is of the Fair Market Value of the Common Shares at the date of issuance of such EP Share.

         For the purpose hereof, the Fair Market Value of a Common Share at a particular time means the average of the daily high and low board lot trading prices on the Toronto Stock Exchange ("TSE") on each of the five trading days immediately preceding the date on which such value is to be determined.

     (c) CONVERSION: In the event of a proposal, order or resolution for the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary; or on the Automatic Conversion Date (as defined below); or at the option of a holder on a Conversion Date (as defined below) other than the Automatic Conversion Date, the EP Shares will become Common Shares, and the number of Common shares a holder receives on conversion is the number of Common Shares which is determined by multiplying the number of EP Shares held, or in the case of conversion on a Conversion Date other than the Automatic Conversion Date, the number of EP Shares which the holder elects to convert, by a fraction:

         (i) the numerator of which shall be the Employee Participation Share Value (as defined below) of an EP Share of a particular series as at the earlier of the Automatic Conversion Date and a Conversion Date, as the case may be; and

         (ii) the denominator of which shall be the Fair Market Value of a Common Share as at the earlier of the two dates described in
                (i);

         provided that no fractional Common Shares will be issued and no payment will be made in respect of fractional Common Shares.

         For the purposes hereof, the Automatic Conversion Date means and refers to the date that is the fifth anniversary date of the date of issue of the EP Shares of a particular series and is the date on which all EP Shares of such series will, to the extent not theretofore redeemed, be converted into Common Shares. Conversion Date means any Business Day following the date on which the EP Shares of a particular series were issued, provided, however, that no Conversion Date shall include a date other than the Automatic Conversion Date unless on or prior to such date the Minimum Vesting Period (as defined below) has expired and the Fair Market Value of the Common Shares on such date is at least twenty-five per cent (25%) greater than the Fair Market Value of the Common Shares on the issue date of the EP Shares of such series. Business Day means a day other than a Saturday, Sunday and statutory holiday in the Province of Ontario, provided that the principal offices of the Corporation in Mississauga, Ontario are open for business on the particular day. Minimum Vesting Period means, except as otherwise mutually agreed upon by the holder and the Corporation, the period of time commencing at the time of issuance of the EP Shares of a particular series and ending on an anniversary date of such issuance and occurring in the following percentages:

                             Year 1 - 20%
                             Year 2 - 20%
                             Year 3 - 20%
                             Year 4 - 40%

         Employee Participation Share Value in respect of an EP Share of a particular series at a particular time means the greater of (i) the amount, if any, by which the Fair Market Value of a Common Share as at that time exceeds the Fair Market Value of a Common Share as at the date on which the first EP Share of a particular series was issued; and (ii) the issue price.

         Any right to conversion of an EP Share into a Common Share on a Conversion Date other than the Automatic Conversion Date shall be exercised by notice in writing given by the holder to the Corporation.

     (d) NO VOTE: No EP Share shall entitle the holder to vote at meetings of shareholders of the Corporation except in special circumstances prescribed under the CANADA BUSINESS CORPORATIONS ACT as now enacted or as the same may from time to time be amended, re-enacted or replaced.

     (e) CANCELLATION: The Corporation may purchase an EP Share at any time for cancellation at its issue price with no notice.

4. The first series of EP Shares shall consist of an unlimited number of 1995 Employee Participation Shares Series A and shall be designated as 1995 EP Shares Series A.

5. The second series of EP Shares shall consist of an unlimited number of 1995 Employee Participation Shares Series B and shall be designated as 1995 EP Shares Series B.

                                    SCHEDULE 2

                            ARTICLES OF AMALGAMATION

1. QUEBEC CHARGING POWER: Without restricting any of the powers and capacities of the Corporation, whether derived from the CBCA or otherwise, the Corporation may mortgage, hypothecate, pledge or otherwise create a security interest in all or any present or future, real or personal, movable or immovable, legal or equitable, property of the Corporation including, without limitation, its book debts, rights, powers, franchises and undertaking, for any purpose whatsoever.

2. The actual number of directors within the minimum and maximum number set out in paragraph 5 may be determined from time to time by resolution of the directors. Any vacancy among the directors resulting from an increase in the number of directors as so determined may be filled by resolution of the directors.

3. The by-laws of the former Draxis Health Inc. / Sante Draxis Inc. shall, MUTATIS MUTANDIS, be the by-laws of the Corporation, such by-laws from and after the effective date hereof to be supplemented, amended or repealed in accordance with the provisions of the CANADA BUSINESS CORPORATIONS ACT relating to the making, amending and repealing of by-laws.


[LOGO]  Industry Canada        Industrie Canada                     FORM 3                            FORMULE 3
                                                        NOTICE OF REGISTERED OFFICE             AVIS DE DESIGNATION
        Canada Business        Loi canadienne sur les        OR NOTICE OF CHANGE                 OU DE CHANGEMENT
        Corporations Act       societes par actions         OF REGISTERED OFFICE                  DU SIEGE SOCIAL
                                                                 (SECTION 19)                       (ARTICLE 19)

---------------------------------------------------------------------------------------------------------------------
1 - Name of corporation - Denomination de la societe                   2 - Corporation No. - No de la societe

DRAXIS HEALTH INC./SANTE DRAXIS INC.

---------------------------------------------------------------------------------------------------------------------
3 - Place in Canada where the registered office is situated       Lieu au Canada ou est situe le siege social

In the Regional Municipality of Peel, in the Province of Ontario.

                                           [STAMP]

                                            FILED
                                            DEPOSE

---------------------------------------------------------------------------------------------------------------------
4 - Address of registered office                                  Adresse du siege social

6870 Goreway Drive
Mississauga, Ontario
L4V 1P1

CAUTION: Address of registered office must be within the place that is specified in articles, otherwise an amendment is required (Form 4) in addition to

AVIS: L'adresse du siege social doit se situer a l'interieur des limites du lieu indique dans les statuts. Sinon, une modification est requise (formule

---------------------------------------------------------------------------------------------------------------------
5 - Effective date of change                                      Date d'entree en vigueur du changement

n/a

---------------------------------------------------------------------------------------------------------------------
6 - Previous address of registered office                         Adresse precedente du siege social

n/a






---------------------------------------------------------------------------------------------------------------------
Date                            Signature                                 Title - Titre

December 23, 1998               /s/ Martin Barkin                         Director
                                Dr. Martin Barkin
---------------------------------------------------------------------------------------------------------------------
                                                                          Filed - Deposee

                                                                          -------------------------------------------


[LOGO]  Industry Canada        Industrie Canada                  FORM 6                          FORMULE 6
                                                           NOTICE OF DIRECTORS          LISTE DES ADMINISTRATEURS
        Canada Business        Loi canadienne sur          OR NOTICE OF CHANGE           OU AVIS DE CHANGEMENT
        Corporations Act       les societes par                OF DIRECTORS               DES ADMINISTRATEURS
                                                          (SECTIONS 106 AND 113)         (ARTICLES 106 ET 113)

---------------------------------------------------------------------------------------------------------------------
1 - Name of corporation - Denomination de la societe                  2 - Corporation No. - No. de la societe

DRAXIS HEALTH INC./SANTE DRAXIS INC.

---------------------------------------------------------------------------------------------------------------------
3 - The following persons became directors of this corporation       Les personnes suivantes sont devenues
                                                                     administrateurs de la presente societe
---------------------------------------------------------------------------------------------------------------------
Name                         Effective Date                          Residential Address -    Resident Canadian - Y/N
Nom                          Date d'entree en vigeur:                Adresse domiciliaire     Resident canadien - O/N
---------------------------------------------------------------------------------------------------------------------

n/a

                                                                               [STAMP]
                                                                                FILED
                                                                                DEPOSE


---------------------------------------------------------------------------------------------------------------------
4 - The following persons ceased to be directors of this             Les personnes suivantes ont cesse
    corporation                                                      d'etre administrateurs de la presente societe

---------------------------------------------------------------------------------------------------------------------
Name                                    Effective Date
Nom                                     Date d'entree en vigeur:     Residential Address - Adresse domiciliaire
---------------------------------------------------------------------------------------------------------------------
n/a

---------------------------------------------------------------------------------------------------------------------
4 - The directors of this corporation now are                        Les administrateurs de la presente societe
                                                                     sont maintenant

---------------------------------------------------------------------------------------------------------------------

Name - Nom                   Residential Address - Adresse domiciliaire            Resident Canadian - Y/N
                                                                                   Resident canadien - O/N

---------------------------------------------------------------------------------------------------------------------
Dr. Martin Barkin            54 Old Forest Hill Road, Toronto, Ontario M5P 2P9         Yes

Leslie Dan                   78 The Bridal Path, North York, Ontario M3B 2B 1          Yes

George M. Darnell            721 Biltmore Way, #902, Coral Gables, Florida, 33134      No

James P. Doherty             1 Bachelor Place, Toronto, Ontario M2L 1W9                Yes

Brian M. King                13805 Ponderosa Way, Vernon, British Columbia V1B 1A2     Yes

Samuel Sarick                971 Hillholm Road, Toronto, Ontario M5P 1M4               Yes

Stewart D. Saxe              248 Russell Hill Road, Toronto, Ontario M4V 2T2           Yes

John A. Vivash               184 Castlewood Road, Toronto, Ontario M5N 2L7             Yes


---------------------------------------------------------------------------------------------------------------------
Date                            Signature                                 Title - Titre

December 23, 1998               /s/ Martin Barkin                         Director
                                Dr. Martin Barkin
---------------------------------------------------------------------------------------------------------------------
                                                                          Filed - Deposee

                                                                          -------------------------------------------

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                  FILED PURSUANT TO SECTION 185 OF THE SAID ACT
                                   IN THE NAME

                      DRAXIS HEALTH INC./SANTE DRAXIS INC.

                             STATUTORY DECLARATION

     I, Dr. Martin Barkin, of the City of Toronto in the Province of Ontario, refer to the proposed amalgamation of Draxis Orthopaedics Inc. (the "Corporation") with Draxis Health Inc./Sante Draxis Inc. ("Draxis"), DAHI Animal Health Inc./ Sante Animale DAHI Inc. ("DAHI"), DAHI Animal Health (Ontario) Inc./Sante Animale DAHI (Ontario) Inc. ("Ontario"), Draxis Animal Health (Canada) Inc. ("Canada") and Viapharm Inc. ("Viapharm") and DO SOLEMNLY DECLARE that:

1. I am a director of the Corporation and have personal knowledge of the matters herein deposed to.

2. I have satisfied myself that as of the date hereof there are reasonable grounds for believing that:

     (a) each of the Corporation, Draxis, DAHI, Ontario, Canada and Viapharm is able to pay its liabilities as they become due;

     (b) the corporation continuing from the amalgamation of the Corporation, Draxis, DAHI, Ontario, Canada and Viapharm (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

     (c) the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (d) no creditor of the Corporation, Draxis, DAHI, Ontario, Canada or Viapharm will be prejudiced by the said amalgamation.

     And I make this solemn declaration conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

DECLARED before me at the City of
Toronto in the Province of Ontario
this 18th day December, 1998.



/s/ [ILLEGIBLE]                        /s/ Martin Barkin
-----------------------------          -------------------------------
A Commissioner, etc.                   Dr. Martin Barkin

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                  FILED PURSUANT TO SECTION 185 OF THE SAID ACT
                                   IN THE NAME

                      DRAXIS HEALTH INC./SANTE DRAXIS INC.

                              STATUTORY DECLARATION

     I, Dr. Martin Barkin, of the City of Toronto in the Province of Ontario, refer to the proposed amalgamation of Draxis Health Inc./Sante Draxis Inc. (the "Corporation") with DAHI Animal Health Inc./Sante Animale DAHI Inc. ("DAHI"), DAHI Animal Health (Ontario) Inc./Sante Animale DAHI (Ontario) Inc. ("Ontario"), Draxis Animal Health (Canada) Inc. ("Canada"), Viapharm Inc. ("Viapharm") and Draxis Orthopaedics Inc. ("Orthopaedics") and DO SOLEMNLY DECLARE that:

1. I am a director of the Corporation and have personal knowledge of the matters herein deposed to.

2. I have satisfied myself that as of the date hereof there are reasonable grounds for believing that:

     (a) each of the Corporation, DAHI, Ontario, Canada, Viapharm and Orthopaedics is able to pay its liabilities as they become due;

     (b) the corporation continuing from the amalgamation of the Corporation, DAHI, Ontario, Canada, Viapharm and Orthopaedics (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

     (c) the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (d) no creditor of the Corporation, DAHI, Ontario, Canada, Viapharm or Orthopaedics will be prejudiced by the said amalgamation.

     And I make this solemn declaration conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

DECLARED before me at the City of
Toronto in the Province of Ontario
this 18th day of December, 1998.

/s/ [ILLEGIBLE]                        /s/ Martin Barkin
-----------------------------          -------------------------------
A Commissioner, etc.                   Dr. Martin Barkin

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                  FILED PURSUANT TO SECTION 185 OF THE SAID ACT
                                   IN THE NAME

                      DRAXIS HEALTH INC./SANTE DRAXIS INC.

                              STATUTORY DECLARATION

     I, Dr. Martin Barkin, of the City of Toronto in the Province of Ontario, refer to the proposed amalgamation of DAHI Animal Health Inc./Sante Animale DAHI Inc. (the "Corporation") with Draxis Health Inc./Sante Draxis Inc. ("Draxis"), DAHI Animal Health (Ontario) Inc./Sante Animale DAHI (Ontario) Inc. ("Ontario"), Draxis Animal Health (Canada) Inc. ("Canada"), Viapharm Inc. ("Viapharm") and Draxis Orthopaedics Inc. ("Orthopaedics") and DO SOLEMNLY DECLARE that:

1. I am a director of the Corporation and have personal knowledge of the matters herein deposed to.

2. I have satisfied myself that as of the date hereof there are reasonable grounds for believing that:

     (a) each of the Corporation, Draxis, Ontario, Canada, Viapharm and Orthopaedics is able to pay its liabilities as they become due;

     (b) the corporation continuing from the amalgamation of the Corporation, Draxis, Ontario, Canada, Viapharm and Orthopaedics (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

     (c) the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (d) no creditor of the Corporation, Draxis, Ontario, Canada, Viapharm or Orthopaedics will be prejudiced by the said amalgamation.

     And I make this solemn declaration conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

DECLARED before me at the City of
Toronto in the Province of Ontario
this 18th day of December, 1998.



/s/ [ILLEGIBLE]                        /s/ Martin Barkin
-----------------------------          -------------------------------
A Commissioner, etc.                   Dr. Martin Barkin

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                 FILED PURSUANT TO SECTION 185 OF THE SAID ACT
                                   IN THE NAME

                      DRAXIS HEALTH INC./SANTE DRAXIS INC.

                              STATUTORY DECLARATION

     I, Dr. Martin Barkin, of the City of Toronto in the Province of Ontario, refer to the proposed amalgamation of DAHI Animal Health (Ontario) Inc./Sante Animale DAHI (Ontario) Inc. (the "Corporation") with Draxis Health Inc./Sante Draxis Inc. ("Draxis"), DAHI Animal Health Inc./Sante Animale DAHI Inc. ("DAHI"), Draxis Animal Health (Canada) Inc. ("Canada"), Viapharm Inc. ("Viapharm") and Draxis Orthopaedics Inc. ("Orthopaedics") and DO SOLEMNLY DECLARE that:

1. I am a director of the Corporation and have personal knowledge of the matters herein deposed to.

2. I have satisfied myself that as of the date hereof there are reasonable grounds for believing that:

     (a) each of the Corporation, Draxis, DAHI, Canada, Viapharm and Orthopaedics is able to pay its liabilities as they become due;

     (b) the corporation continuing from the amalgamation of the Corporation, Draxis, DAHI, Canada, Viapharm and Orthopaedics (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

     (c) the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (d) no creditor of the Corporation, Draxis, DAHI, Canada, Viapharm or Orthopaedics will be prejudiced by the said amalgamation.

     And I make this solemn declaration conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

DECLARED before me at the City of
Toronto in the Province of Ontario
this 18th day December, 1998.



/s/ [ILLEGIBLE]                        /s/ Martin Barkin
-----------------------------          -------------------------------
A Commissioner, etc.                   Dr. Martin Barkin

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                  FILED PURSUANT TO SECTION 185 OF THE SAID ACT
                                   IN THE NAME

                      DRAXIS HEALTH INC./SANTE DRAXIS INC.

                              STATUTORY DECLARATION

     I, Dr. Martin Barkin, of the City of Toronto in the Province of Ontario, refer to the proposed amalgamation of Draxis Animal Health (Canada) Inc. (the "Corporation") with Draxis Health Inc./Sante Draxis Inc. ("Draxis"), DAHI Animal Health Inc./Sante Animale DAHI Inc. ("DAHI"), DAHI Animal Health (Ontario) Inc./Sante Animale DAHI (Ontario) Inc. ("Ontario"), Viapharm Inc. ("Viapharm") and Draxis Orthopaedics Inc. ("Orthopaedics") and DO SOLEMNLY DECLARE that:

1. I am a director of the Corporation and have personal knowledge of the matters herein deposed to.

2. I have satisfied myself that as of the date hereof there are reasonable grounds for believing that:

     (a) each of the Corporation, Draxis, DAHI, Ontario, Viapharm and Orthopaedics is able to pay its liabilities as they become due;

     (b) the corporation continuing from the amalgamation of the Corporation, Draxis, DAHI, Ontario, Viapharm and Orthopaedics (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

     (c) the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (d) no creditor of the Corporation, Draxis, DAHI, Ontario, Viapharm or Orthopaedics will be prejudiced by the said amalgamation.

     And I make this solemn declaration conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

DECLARED before me at the City of
Toronto in the Province of Ontario
this 18th day of December, 1998.


/s/ [ILLEGIBLE]                        /s/ Martin Barkin
-----------------------------          -------------------------------
A Commissioner, etc.                   Dr. Martin Barkin

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                  FILED PURSUANT TO SECTION 185 OF THE SAID ACT
                                   IN THE NAME

                       DRAXIS HEALTH INC./SANTE DRAXIS INC.

                              STATUTORY DECLARATION

     I, Dr. Martin Barkin, of the City of Toronto in the Province of Ontario, refer to the proposed amalgamation of Viapharm Inc. (the "Corporation") with Draxis Health Inc./Sante Draxis Inc. ("Draxis"), DAHI Animal Health Inc./Sante Animale DAHI Inc. ("DAHI"), DAHI Animal Health (Ontario) Inc./Sante Animale DAHI (Ontario) Inc. ("Ontario"), Draxis Animal Health (Canada) Inc. ("Canada") and Draxis Orthopaedics Inc. ("Orthopaedics") and
DO SOLEMNLY DECLARE that:

1. I am a director of the Corporation and have personal knowledge of the matters herein deposed to.

2. I have satisfied myself that as of the date hereof there are reasonable grounds for believing that:

     (a) each of the Corporation, Draxis, DAHI, Ontario, Canada and Orthopaedics is able to pay its liabilities as they become due;

     (b) the corporation continuing from the amalgamation of the Corporation, Draxis, DAHI, Ontario, Canada and Orthopaedics (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

     (c) the realizable value of the Amalgamated Corporation's assets immediately after the issuance of the certificate of amalgamation giving effect to the said amalgamation will not be less than the aggregate of its liabilities and stated capital of all classes; and

     (d) no creditor of the Corporation, Draxis, DAHI, Ontario, Canada or Orthopaedics will be prejudiced by the said amalgamation.

     And I make this solemn declaration conscientiously believing it to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.


DECLARED before me at the City of
Toronto in the Province of Ontario
this 18th day of December, 1998.


/s/ [ILLEGIBLE]                        /s/ Martin Barkin
----------------------------------     -----------------------------------
A Commissioner, etc.                   Dr. Martin Barkin